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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510



             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                      OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                               DATED MAY 1, 2000




     The first sentence of the thirteenth paragraph of Section VIII. B. of the Fund's Statement of Additional Information is hereby replaced by the following:



        In the calculation of a Portfolio's net asset value (other than for the Money Market Portfolio): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price.



July 31, 2000